Exhibit 99.2

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

In re:	§	Chapter 11
§
CORE SCIENTIFIC, INC., et al.,	§	Case No. 22-90341 (DRJ)
§
Debtors.[1]	§	(Jointly Administered)

AMENDED FEBRUARY 2023 MONTHLY

OPERATING REPORT FOR CORE SCIENTIFIC OPERATING COMPANY2

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are as follows: Core Scientific Mining LLC (6971); Core Scientific, Inc. (3837); Core Scientific Acquired Mining LLC (6074); Core Scientific Operating Company (5526); Radar Relay, Inc. (0496); Core Scientific Specialty Mining (Oklahoma) LLC (4327); American Property Acquisition, LLC (0825); Starboard Capital LLC (6677); RADAR LLC (5106); American Property Acquisitions I, LLC (9717); and American Property Acquisitions, VII, LLC (3198). The Debtors’ corporate headquarters and service address is 210 Barton Springs Road, Suite 300, Austin, Texas 78704.

[2]

This document (the “Amended MOR”) amends the Debtor-In-Possession Monthly Operating Report for Filing Period Ending 2/28/2023 (Case No. 22-90343, Docket No. 8) (the “Initial MOR”). For a list of changes to the Amended MOR, please see Exhibit B to the Notice of Filing of Amended January and February 2023 MORs for Debtor Core Scientific Operating Company, filed contemporaneously herewith.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF TEXAS

HOUSTON

In Re. Core Scientific Operating Company	§	Case No. 22-90343
§
	§	Lead Case No. 22-90341
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 02/28/2023	Petition Date: 12/21/2022

Months Pending: 2	Industry Classification: 3 3 4 1

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):		0

Debtor’s Full-Time Employees (as of date of order for relief):		0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☐	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☒	Schedule of payments to insiders
☐	All bank statements and bank reconciliations for the reporting period
☒	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Alfredo R. Pérez	Alfredo R. Pérez
Signature of Responsible Party	Printed Name of Responsible Party

04/29/2023
Date	700 Louisiana Street, Suite 1700, Houston, Texas 77002
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Debtor’s Name Core Scientific Operating Company	Case No. 22-90343

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$36,385,865

b.	Total receipts (net of transfers between accounts)	$36,204,115	$88,192,506

c.	Total disbursements (net of transfers between accounts)	$23,307,860	$44,287,189

d.	Cash balance end of month (a+b-c)	$49,282,121

e.	Disbursements made by third party for the benefit of the estate	$0	$0

f.	Total disbursements for quarterly fee calculation (c+e)	$23,307,860	$44,287,189

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$-487,598,350

b.	Accounts receivable over 90 days outstanding (net of allowance)	$0

c.	Inventory (Book ☒ Market ☐ Other ☐ (attach explanation))	$952,018

d	Total current assets	$-1,037,471,682

e.	Total assets	$-558,547,653

f.	Postpetition payables (excluding taxes)	$142,255,910

g.	Postpetition payables past due (excluding taxes)	$0

h.	Postpetition taxes payable	$35,980

i.	Postpetition taxes past due	$0

j.	Total postpetition debt (f+h)	$142,291,890

k.	Prepetition secured debt	$384,779,516

l.	Prepetition priority debt	$47,097,962

m.	Prepetition unsecured debt	$117,121,333

n.	Total liabilities (debt) (j+k+l+m)	$691,290,701

o.	Ending equity/net worth (e-n)	$-1,249,838,354

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$2,688,789	$2,688,789

b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0

c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$2,688,789	$2,688,789

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$35,953,312

b.	Cost of goods sold (inclusive of depreciation, if applicable)	$48,048,910

c.	Gross profit (a-b)	$-12,095,598

d.	Selling expenses	$263,205

e.	General and administrative expenses	$5,383,112

f.	Other expenses	$11,345,763

g.	Depreciation and/or amortization (not included in 4b)	$114,151

h.	Interest	$-50,480

i.	Taxes (local, state, and federal)	$0

j.	Reorganization items	$2,505,328

k.	Profit (loss)	$12,845,484	$-35,121,029

UST Form 11-MOR (12/01/2021)	2

Debtor’s Name Core Scientific Operating Company	Case No. 22-90343

Part 5: Professional Fees and Expenses
				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total			$197,867	$212,975	$103,875	$118,983
	Itemized Breakdown by Firm
		Firm Name	Role
	i	Stretto, Inc	Other	$197,867	$212,975	$103,875	$118,983
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UST Form 11-MOR (12/01/2021)	3

Debtor’s Name Core Scientific Operating Company	Case No. 22-90343

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UST Form 11-MOR (12/01/2021)	4

Debtor’s Name Core Scientific Operating Company	Case No. 22-90343

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total			$10,725	$10,725	$0	$0
	Itemized Breakdown by Firm
		Firm Name	Role
	i	Fishman Stewart PLLC	Local Counsel	$2,070	$2,070	$0	$0
	ii	Frost Brown Todd Attorneys LL	Other	$4,728	$4,728	$0	$0
	iii	Horne LLP	Other	$3,928	$3,928	$0	$0
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UST Form 11-MOR (12/01/2021)	5

Debtor’s Name Core Scientific Operating Company	Case No. 22-90343

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UST Form 11-MOR (12/01/2021)	6

Debtor’s Name Core Scientific Operating Company	Case No. 22-90343

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c.	All professional fees and expenses (debtor & committees)	$208,591	$223,700	$103,875	$118,983

UST Form 11-MOR (12/01/2021)	7

Debtor’s Name Core Scientific Operating Company	Case No. 22-90343

Part 6: Postpetition Taxes	Current Month	Cumulative
a. Postpetition income taxes accrued (local, state, and federal)	$35,980	$65,977

b. Postpetition income taxes paid (local, state, and federal)	$0	$0

c. Postpetition employer payroll taxes accrued	$96,613	$201,632

d. Postpetition employer payroll taxes paid	$171,765	$384,581

e. Postpetition property taxes paid	$0	$17,284

f. Postpetition other taxes accrued (local, state, and federal)	$2,090	$125,665

g. Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire -During this reporting period:
a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☒	No ☐
b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐	No ☒
c. Were any payments made to or on behalf of insiders?	Yes ☒	No ☐
d. Are you current on postpetition tax return filings?	Yes ☒	No ☐
e. Are you current on postpetition estimated tax payments?	Yes ☒	No ☐
f. Were all trust fund taxes remitted on a current basis?	Yes ☒	No ☐
g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☐	No ☒
h. Were all payments made to or on behalf of professionals approved by the court?	Yes ☒	No ☐	N/A ☐
i. Do you have: Worker’s compensation insurance?	Yes ☒	No ☐
If yes, are your premiums current?	Yes ☒	No ☐	N/A ☐	(if no, see Instructions)
Casualty/property insurance?	Yes ☒	No ☐
If yes, are your premiums current?	Yes ☒	No ☐	N/A ☐	(if no, see Instructions)
General liability insurance?	Yes ☒	No ☐
If yes, are your premiums current?	Yes ☒	No ☐	N/A ☐	(if no, see Instructions)
j. Has a plan of reorganization been filed with the court?	Yes ☐	No ☒
k. Has a disclosure statement been filed with the court?	Yes ☐	No ☒

l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒	No ☐

UST Form 11-MOR (12/01/2021)	8

Debtor’s Name Core Scientific Operating Company	Case No. 22-90343

Part 8: Individual Chapter 11 Debtors (Only)
a. Gross income (receipts) from salary and wages	$0

b. Gross income (receipts) from self-employment	$0

c. Gross income from all other sources	$0

d. Total income in the reporting period (a+b+c)	$0

e. Payroll deductions	$0

f. Self-employment related expenses	$0

g. Living expenses	$0

h. All other expenses	$0

i. Total expenses in the reporting period (e+f+g+h)	$0

j. Difference between total income and total expenses (d-i)	$0

k. List the total amount of all postpetition debts that are past due	$0

l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes	☐	No	☒
m. If yes, have you made all Domestic Support Obligation payments?	Yes	☐	No	☐	N/A	☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Michael Bros	Michael Bros
Signature of Responsible Party	Printed Name of Responsible Party

SVP, Capital Markets and Acquisitions	04/29/2023
Title	Date

UST Form 11-MOR (12/01/2021)	9

Debtor’s Name Core Scientific Operating Company	Case No. 22-90343

UST Form 11-MOR (12/01/2021)	10

Debtor’s Name Core Scientific Operating Company	Case No. 22-90343

UST Form 11-MOR (12/01/2021)	11

Debtor’s Name Core Scientific Operating Company	Case No. 22-90343

UST Form 11-MOR (12/01/2021)	12

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

In re:	§	Chapter 11
§
CORE SCIENTIFIC, INC., et al.,	§	Case No. 22-90341 (DRJ)
§
Debtors.[1]	§	(Jointly Administered)

MONTHLY OPERATING REPORT NOTES FOR FEBRUARY 2023

On December 21, 2022 (the “Petition Date”), Core Scientific, Inc. and its debtor affiliates, as debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, the “Debtors” or the “Company”), each commenced a voluntary case under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Debtors are authorized to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The Debtors’ chapter 11 cases are being jointly administered for procedural purposes only pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”) and Rule 1015-1 of the Bankruptcy Local Rules for the United States Bankruptcy Court for the Southern District of Texas (the “Local Rules”). On January 9, 2023, the United States Trustee for Region 7 (the “U.S. Trustee”) appointed an official committee of unsecured creditors (the “Creditors’ Committee”) in these chapter 11 cases pursuant to section 1102 of the Bankruptcy Code. On March 23, 2023, the U.S. Trustee appointed an official equity committee (the “Equity Committee”) in these chapter 11 cases pursuant to section 1102 of the Bankruptcy Code. No trustee or examiner has been appointed in these chapter 11 cases.

The following notes and statements of limitations and disclaimers should be referred to, and referenced in connection with, any review of this Monthly Operating Report (the “MOR”).

1.

Introduction. This MOR is unaudited and does not purport to represent financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), and it is not intended to fully reconcile to the consolidated financial statements prepared by the Debtors. Information contained in this MOR has been derived from the Debtors’ books and records, but does not reflect in all circumstances presentation for GAAP or SEC reporting purposes. Therefore, to comply with their obligations to provide MORs during these chapter 11 cases, the Debtors have prepared this MOR using the best information presently available to them, which has been collected, maintained, and prepared in accordance with their historical accounting practices. Accordingly, this MOR is true and

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are as follows: Core Scientific Mining LLC (6971); Core Scientific, Inc. (3837); Core Scientific Acquired Mining LLC (6074); Core Scientific Operating Company (5526); Radar Relay, Inc. (0496); Core Scientific Specialty Mining (Oklahoma) LLC (4327); American Property Acquisition, LLC (0825); Starboard Capital LLC (6677); RADAR LLC (5106); American Property Acquisitions I, LLC (9717); and American Property Acquisitions, VII, LLC (3198). The Debtors’ corporate headquarters and service address is 210 Barton Springs Road, Suite 300, Austin, Texas 78704.

accurate to the best of the Debtors’ knowledge, information, and belief, based on currently-available data. The results of operations and financial position contained herein are not necessarily indicative of results that may be expected for any period other than the period beginning on February 1, 2023 and ending February 28, 2023, or for the full year, and may not necessarily reflect the Debtors’ future consolidated results of operations and financial position.

2.

Reservation of Rights. This MOR is limited in scope, covers the period beginning on February 1, 2023 and ending February 28, 2023, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Debtors’ chapter 11 cases. The unaudited financial information for this report has been derived from the Debtors’ books and records. The information presented herein has not been subject to all procedures that typically would be applied to financial information in accordance with U.S. GAAP. Upon the application of such procedures, the Debtors believe that the financial information could be subject to material change. The information furnished in this MOR includes normal recurring adjustments but does not include all of the adjustments that typically would be made for interim financial information presented in accordance with GAAP.

Given the complexity of the Debtors’ business, inadvertent errors or omission may occur. Accordingly, the Debtors hereby reserve all of their rights to dispute the nature, validity, status, enforceability, or executory natures of any claim amount, agreement, representation, or other statement set forth in this MOR. Further, the Debtors reserve the right to amend or supplement this MOR, if necessary, but shall be under no obligation to do so.

3.

Basis of Presentation. Although the Debtors generally prepare their financial statements on a consolidated basis, the MOR has been prepared on an entity-by-entity basis (excluding most intercompany eliminations) for Debtors Core Scientific, Inc., Core Scientific Acquired Mining LLC, Core Scientific Operating Company, Core Scientific Mining LLC, Radar Relay, Inc., Core Scientific Specialty Mining (Oklahoma) LLC, American Property Acquisition, LLC, Starboard Capital LLC, RADAR LLC, American Property Acquisitions I, LLC, and American Property Acquisitions VII, LLC. The financial information contained herein is unaudited, limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for chapter 11 debtors issued by the UST.

The amounts reported in this MOR are as-of February 28, 2023, the end of the Debtors’ reporting period. This MOR covers the period beginning February 1, 2023 and ending February 28, 2023.

4.

Accounting Principles. The Debtors maintain their financial records according to GAAP, however the MOR does not purport to represent financial statements prepared in accordance with GAAP, nor are they intended to be fully reconciled with the financial statements of the Debtors.

The Debtors generally prepare financial statements on a consolidated basis. To the extent that there are negative asset balances for an individual Debtor, such as accounts receivable and current assets, they may be due to some intercompany elimination transactions or adjustments in each specific Debtor’s books and records.

5.	Currency. Unless otherwise indicated, all amounts in the MOR are reflected in U.S. dollars.

6.

Consolidated Entity Accounts Payable and Disbursement Systems. Cash is received and disbursed by the Debtors as described in the Emergency Motion of Debtors for Entry of Interim and Final Orders (I) Authorizing Debtors to (A) Continue their Existing Cash Management System, (B) Maintain Existing Business Forms and Intercompany Arrangements, (C) Continue Intercompany Transactions, and (D) Continue Utilizing Employee Credit Cards; and (II) Granting Related Relief (Docket No. 12) (the “Cash Management Motion”) and the Debtors’ receipt and disbursement of cash is consistent with the Debtors’ historical cash management practices. Due to the consolidated cash management reporting system, certain cash payments may be paid out of a legal entity that is different than the legal entity at which the expenses were incurred. Also, certain cash receipts may be received in a different legal entity than the legal entity at which the accounts receivable is recorded. Disbursements attributed to each entity represent the entity on behalf of which payments were made, on a proportional allocated basis, from the consolidated cash management system.

7.

Supporting Documentation. At the direction of the U.S. Trustee, the following schedules are attached to the MORs: (i) Statement of Cash Receipts and Disbursements; (ii) Balance Sheet; (iii) Income Statement (profit or loss statement); (iv) Schedule of Asset Sales; and (v) Schedule of Payments to Insiders.

Statement of Cash Receipts and Disbursements. Based on guidance received from the Office of the United States Trustee in connection with the completion of UST Form 11-MOR Part 1, Cash Receipts and Disbursements, reported cash receipts and disbursements should exclude intercompany and debtor-to-debtor transactions. As a result, for those debtors with net intercompany cash outflows or inflows during the reporting period, the ending cash balances reported on Form 11-MOR Part 1 may not match the ending cash balances per the Debtors’ bank statements or the Debtors’ books and records. For additional information on ending cash balances per the Debtors’ books and records, see the attached cash balances per MOR-1: Schedule of Cash Receipts and Disbursements.

Balance Sheet. Liabilities Subject to Compromise (“LSTC”): LSTC represent the Debtors’ estimate of prepetition claims to be resolved in connection with the chapter 11 cases. As a result of the chapter 11 filings, the payment of prepetition liabilities are subject to compromise or other treatment under a plan of reorganization. The determination of how such liabilities will ultimately be settled or treated cannot be made until the Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Prepetition liabilities that are subject to compromise under ASC 852 are preliminary and may be subject to, among other things, future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events.

As noted, although the Debtors generally prepare financial statements on a consolidated basis, these MORs are prepared on an entity-by-entity basis. The Debtors maintain separate balance sheets in their books and records for the following entities: Core Scientific Acquired Mining LLC, Core Scientific, Inc., Core Scientific Operating Company, and Radar Relay, Inc. The Debtors, however, do not maintain separate balance sheets for the remaining Debtor entities. Consequently, the balance sheets included in the MOR for these Debtors reflect no balances.

Values in the balance sheet(s) attached hereto represent rounded numbers. Accordingly, subtotals may not agree to the summation of the rounded numbers presented.

Income Statement. As noted, although the Debtors generally prepare financial statements on a consolidated basis, these MORs are prepared on an entity-by-entity basis. The Debtors maintain separate income statements in their books and records for the following entities: Core Scientific Acquired Mining LLC, Core Scientific, Inc., Core Scientific Operating Company, and Radar Relay, Inc. The Debtors, however, do not maintain separate income statements for the remaining Debtor entities. Consequently, the income statements included in the MOR for these Debtors reflect no income.

Schedule of Asset Sales. This schedule provides the total cash sales price for assets sold/transferred outside the ordinary course of business for the period on page 1 of the MOR.

Schedule of Payments to Insiders. This schedule provides additional detail for the period on page 1 of the MOR. For each insider payment made during the reporting period the following information is provided: recipient; date of payment or benefit provided; amount of cash payment or market value of non-cash payment; and reason for each payment made.

8.

Part 1, Cash Receipts and Disbursements. Cumulative quarter-to-date for Q1 2023 disbursements are reported in the Cumulative figures in the MOR. Cumulative case to date total disbursements through February 28, 2023 are $104,060,073.

On February 2, 2023, the Bankruptcy Court entered the Order (I) Authorizing the Debtors on an Interim Basis to (A) Obtain Senior Secured Non-Priming Superpriority Replacement Postpetition Financing and (B) Use Cash Collateral, (II) Authorizing the Debtors to Refinance Existing Postpetition Financing on a Final Basis, (III) Granting Liens and Providing Claims with Superpriority Administrative Expense Status, (IV) Granting Adequate Protection to the Prepetition Secured Parties on a Final Basis, (V) Modifying the Automatic Stay, (VI) Schedule a Final Hearing, and (VII) Granting Related Relief (Docket No. 447) (the “Interim Replacement DIP Order”). As a result, debtor’s cash position during the month of February reflects the receipt of $34.6 million in proceeds under the debtor in possession credit facility authorized by Interim Replacement DIP Order (the “Replacement DIP Facility”), and the disbursement of $46.4 million to pay down outstanding amounts and the termination fee in connection with the original debtor in possession credit facility (the “Initial DIP Facility”) as authorized by the Interim Replacement DIP Order.

9.	Part 3, Assets Sold or Transferred. The Company regularly receives credits and/or coupons from Bitmain Technologies Ltd.’s reward and price protection programs. The Company subsequently redeems these credits and/or coupons for new ASIC miner acquisitions or sells them to third parties when they are not able to be utilized by the Company. The Company may recognize other income when the credits and/or coupons are redeemed in noncash acquisitions or sold to third parties.

On February 1, 2023, the Bankruptcy Court entered the Order (I) Authorizing and Approving Sale of Bitmain Coupons, Free and Clear of All Liens, Claims, Interests, and Encumbrances, and (II) Granting Related Relief (Docket No. 429) (the “Bitmain Sale Order”). For more information on the sales made pursuant to the Bitmain Sale Order, please see MOR-4: Total Cash Sales Price for Assets Sold/Transferred Outside the Ordinary Course of Business.

10.

Part 5a, Professional Fees and Expenses. For purposes of Part 5a of the MORs, and consistent with the Order Establishing Procedures for Interim Compensation and Reimbursement of Expenses for Professionals (Docket No. 541) (the “Interim Compensation Order”), professional fees and expenses are considered approved if the applicable Monthly Statement (as defined in the Interim Compensation Order) has been served and the objection deadline relating to such Monthly Statement has expired prior to the last day of the applicable MOR period.

11.

Part 7 Questionnaire. Pursuant to certain orders of the Bankruptcy Court entered in the Debtors’ chapter 11 cases (the “First Day Orders”), the Debtors were authorized (but not directed) to pay, among other things, certain prepetition claims of their employees, taxing authorities, insurers, critical vendors, and certain other prepetition creditors. Amounts paid pursuant to the First Day Orders are monitored as to limits provided in the applicable orders of the Bankruptcy Court governing payment of such prepetition obligations, and this report is available to the U.S. Trustee as required.

All postpetition borrowings since the inception of the case, other than trade credit, are borrowings made under the Initial DIP Facility or the Replacement DIP Facility.

MOR-1: 2/1/2023 - 2/28/2023 SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Description	Core Scientific, Inc.	Core Scientific Acquired Mining LLC	Core Scientific Operating Company	Radar Relay, Inc.	Core Scientific Mining LLC	Core Scientific Specialty Mining (Oklahoma) LLC	American Property Acquisition, LLC	Starboard Capital LLC	RADAR LLC	American Property Acquisitions I, LLC	American Property Acquisitions VII, LLC	Total
Receipts
DIP Proceeds	34,575,068	—	—	—	—	—	—	—	—	—	—	$34,575,068
Crypto Currencies Sales Proceeds	—	2,456,164	28,180,746	—	—	—	—	—	—	—	—	30,636,910
Hosting Service Sales	—	—	5,101,576	—	—	—	—	—	—	—	—	5,101,576
Bitmain Coupon Sales	—	—	2,863,774	—	—	—	—	—	—	—	—	2,863,774
Other Receipts	45	—	58,019	—	—	—	—	—	—	—	—	58,063

Total Receipts	34,575,113	2,456,164	36,204,115	—	—	—	—	—	—	—	—	73,235,392
Disbursements
First DIP Pay-back & Terminate Fee	46,418,695	—	—	—	—	—	—	—	—	—	—	$46,418,695
Suppliers or vendors	—	1,059,090	15,586,073	—	—	—	—	—	—	—	—	16,645,162
Taxes / Governmental	—	337,004	4,959,510	—	—	—	—	—	—	—	—	5,296,513
Services	2,411,336	12,084	177,827	—	—	—	—	—	—	—	—	2,601,246
Financial / Bank Fees	—	2,123	31,238	—	—	—	—	—	—	—	—	33,361
Employee Expense	—	173,493	2,553,213	—	—	—	—	—	—	—	—	2,726,706

Total Disbursements	48,830,031	1,583,793	23,307,860	—	—	—	—	—	—	—	—	73,721,683

Net Cash Flow (excl. Internal Transfers)	(14,254,918)	872,371	12,896,255	—	—	—	—	—	—	—	—	(486,291)

Bank Cash Balance Beginning of Month	26,933,068	1,223,749	36,385,865	—	—	—	—	—	—	—	—	64,542,682
Net Cash Flow (excl. Internal Transfers; w/ Allocation)	(14,254,918)	872,371	12,896,255	—	—	—	—	—	—	—	—	(486,291)

MOR Part 1 d. Cash Balance	$12,678,150	$2,096,120	$49,282,121	$—	$—	$—	$—	$—	$—	$—	$—	$64,056,391

Reversing Disbursement Allocation	—	1,583,793	(1,583,793)	—	—	—	—	—	—	—	—	—
Internal Transfers	1,000,000	(2,700,000)	1,700,000	—	—	—	—	—	—	—	—	—

Cash Balance End of Month	$13,678,150	$979,913	$49,398,328	$—	$—	$—	$—	$—	$—	$—	$—	$64,056,391

MOR-2: End of February 2023 Balance Sheet

(US $)	Core Scientific, Inc.	Core Scientific Acquired Mining LLC	Core Scientific Operating Company	Radar Relay Inc	Core Scientific Mining LLC	Core Scientific Specialty Mining (Oklahoma) LLC	American Property Acquisition, LLC	Starboard Capital LLC	RADAR LLC	American Property Acquisitions I, LLC	American Property Acquisitions VII, LLC	Elimination Co	Total¹
ASSETS
Cash and Equivalents	—	979,913	48,811,128	—	—	—	—	—	—	—	—	—	49,791,041
Restricted Cash	—	—	14,265,349	—	—	—	—	—	—	—	—	—	14,265,349

Total Cash	—	979,913	63,076,478	—	—	—	—	—	—	—	—	—	64,056,391
Accounts receivable, net of allowance	—	—	198,084	—	—	—	—	—	—	—	—	—	198,084
Accounts receivable from related parties	488,990,509	142,852,775	(487,796,434)	1,184,866	—	—	—	—	—	—	—	(145,203,028)	28,688
Deposits for equipment	—	—	14,200,704	—	—	—	—	—	—	—	—	—	14,200,704
Digital currency assets	—	81,454	952,018	—	—	—	—	—	—	—	—	—	1,033,472
Prepaid expenses and other	—	22,891,263	25,714,559	—	—	—	—	—	—	—	—	(22,882,354)	25,723,469
Total other current assets	1,806,192,910	(1,128,242,790)	(653,817,091)	12,734	—	—	—	—	—	—	—	—	24,145,763

Total Current Assets	2,295,183,419	(961,437,386)	(1,037,471,682)	1,197,600	—	—	—	—	—	—	—	(168,085,381)	129,386,570
Property, plant and equipment	—	63,747,014	617,580,021	—	—	—	—	—	—	—	—	(15,616,704)	665,710,332
Operating lease-right-of-use assets	—	—	20,099,114	—	—	—	—	—	—	—	—	—	20,099,114
Goodwill	—	232,587,379	(167,058,249)	(65,529,130)	—	—	—	—	—	—	—	—	0
Intangible assets, net	—	—	1,578,039	—	—	—	—	—	—	—	—	—	1,578,039
Other noncurrent assets	2,558,789	(0)	6,725,103	—	—	—	—	—	—	—	—	—	9,283,892

Total Assets	2,297,742,208	(665,102,992)	(558,547,653)	(64,331,531)	—	—	—	—	—	—	—	(183,702,085)	826,057,947

LIABILITIES, PREFERRED STOCK & EQUITY
Accounts Payable	—	145,220,734	88,885,054	14,750	—	—	—	—	—	—	—	(145,203,028)	88,917,511
Accrued expenses and other	199,366	18,145,227	36,826,275	—	—	—	—	—	—	—	—	—	55,170,868
Deferred revenue	—	—	110,859,943	—	—	—	—	—	—	—	—	(38,770,551)	72,089,392
Derivative warrant liabilities	(900)	—	—	—	—	—	—	—	—	—	—	—	(900)
Operating lease liabilities, current portion	—	—	1,212,573	—	—	—	—	—	—	—	—	—	1,212,573
Financing lease liabilities, current portion	—	—	70,804,327	—	—	—	—	—	—	—	—	—	70,804,327
Long-term debt, current portion	—	—	880,936,991	—	—	—	—	—	—	—	—	—	880,936,991

Total current liabilities	198,466	163,365,962	1,189,525,164	14,750	—	—	—	—	—	—	—	(183,973,579)	1,169,130,762
Operating lease liabilities, net of current portion	—	—	14,082,877	—	—	—	—	—	—	—	—	—	14,082,877
Financing lease liabilities, net of current portion	—	—	—	—	—	—	—	—	—	—	—	—	—
Long-term debt, net of current portion	8,356,293	—	(8,356,293)	—	—	—	—	—	—	—	—	—	(0)
Other noncurrent liabilities	—	18,084,856	(15,497,086)	(2,587,769)	—	—	—	—	—	—	—	—	1

Total Liabilities	8,554,759	181,450,818	1,179,754,661	(2,573,019)	—	—	—	—	—	—	—	(183,973,579)	1,183,213,640
Pre-Petition Subject to Compromise	684,395,370	—	(684,395,370)	—	—	—	—	—	—	—	—	—	—

Total Pre-Petition Subject to Compromise	684,395,370	—	(684,395,370)	—	—	—	—	—	—	—	—	—	—
Post-Petition Short Term Liabilities	—	—	70,194,512	—	—	—	—	—	—	—	—	—	70,194,512
Post-Petition Long Term Liabilities	—	—	—	—	—	—	—	—	—	—	—	—	—
Preferred stock	—	—	—	—	—	—	—	—	—	—	—	—	—
Common stock	37,478	—	—	—	—	—	—	—	—	—	—	—	37,478
Additional paid-in capital	1,784,535,539	(15,979,141)	2,887,621	—	—	—	—	—	—	—	—	—	1,771,444,019
Accumulated deficit	(179,780,938)	(830,621,651)	(1,126,989,078)	(61,758,512)	—	—	—	—	—	—	—	318,476	(2,198,831,703)
Other Comprehensive Income	—	—	—	—	—	—	—	—	—	—	—	—	—
Cumulative Translation Adjustment	—	46,983	—	—	—	—	—	—	—	—	—	(46,983)	—

Total Equity	1,604,792,079	(846,553,810)	(1,124,101,457)	(61,758,512)	—	—	—	—	—	—	—	271,494	(427,350,206)

Total Liabilities, Preferred Stock & Equity	2,297,742,208	(665,102,992)	(558,547,653)	(64,331,531)	—	—	—	—	—	—	—	(183,702,085)	826,057,947

[1]	The ‘Elimination Co’ column addresses the accounting of intercompany balances to enable consolidated reporting in the ‘Total’ column

MOR-3: 2/1/2023 - 2/28/2023 Profit & Loss

	Core Scientific, Inc.	Core Scientific Acquired Mining LLC	Core Scientific Operating Company	Radar Relay Inc	Core Scientific Mining LLC	Core Scientific Specialty Mining (Oklahoma) LLC	American Property Acquisition, LLC	Starboard Capital LLC	RADAR LLC	American Property Acquisitions I, LLC	American Property Acquisitions VII, LLC
Total Revenue
(US $)
Hosting revenue from customers	—	—	5,572,292.84	—	—	—	—	—	—	—	—
Hosting revenue from related parties	—	—	1,150,524.29	—	—	—	—	—	—	—	—
Equipment sales to customers	—	—	—	—	—	—	—	—	—	—	—
Equipment sales to related parties	—	—	—	—	—	—	—	—	—	—	—
Digital asset mining income	—	2,541,229.01	29,230,494.63	—	—	—	—	—	—	—	—
Network services and defi revenue	—	—	—	—	—	—	—	—	—	—	—

Total Revenue	—	2,541,229.01	35,953,311.76	—	—	—	—	—	—	—	—

Cost of revenue	—	(3,349,178.14)	(48,048,910.31)	—	—	—	—	—	—	—	—

Gross Profit	—	(807,949.13)	(12,095,598.55)	—	—	—	—	—	—	—	—

Gain (loss) on legal settlements	—	—	—	—	—	—	—	—	—	—	—
Gain (loss) from sales of digital currency assets	—	32,769.05	349,306.85	—	—	—	—	—	—	—	—
Impairments of digital currency assets	—	(41,547.19)	(441,990.84)	—	—	—	—	—	—	—	—
Impairment of goodwill and other intangibles	—	—	—	—	—	—	—	—	—	—	—
Impairment of property, plant and equipment	—	—	—	—	—	—	—	—	—	—	—
Losses on exchange or disposal of property, plant and equipment	—	—	—	—	—	—	—	—	—	—	—
Operating expenses:		—			—	—	—	—	—	—	—
Research and development	—	—	(474,219.20)	(6,500.00)	—	—	—	—	—	—	—
Sales and marketing	—	—	(263,204.87)	—	—	—	—	—	—	—	—
General and administrative	—	(6,471.35)	(5,383,112.09)	—	—	—	—	—	—	—	—
Advisor Fees	—	—	(10,871,543.89)	—	—	—	—	—	—	—	—

Total operating expenses	—	(6,471.35)	(16,992,080.05)	(6,500.00)	—	—	—	—	—	—	—

Operating Income (Loss)	—	(823,198.62)	(29,180,362.59)	(6,500.00)	—	—	—	—	—	—	—
Non-operating income (expense), net:		—			—	—	—	—	—	—	—
Loss on debt extinguishment	—	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	50,479.61	—	—	—	—	—	—	—	—
Other non-operating expenses, net	—	—	44,480,694.39	—	—	—	—	—	—	—	—
Reorganization items	—	—	(2,505,327.54)	—	—	—	—	—	—	—	—

Total Non-operating income (expense), net:	—	—	42,025,846.46	—	—	—	—	—	—	—	—

Income (loss) before income taxes	—	(823,198.62)	12,845,483.87	(6,500.00)	—	—	—	—	—	—	—
Income tax expense	—	—	—	—	—	—	—	—	—	—	—

Net Income (Loss)	—	(823,198.62)	12,845,483.87	(6,500.00)	—	—	—	—	—	—	—

Core Scientific Operating Company

MOR-4: 2/1/2023 - 2/28/2023 Total cash sales price for assets sold/transferred outside the ordinary course of business

Date	Period	Description	Amount
14-Feb-23	Feb-23	Bitmain Coupon Sale	522,675.00
9-Feb-23	Feb-23	Bitmain Coupon Sale	93,600.00
8-Feb-23	Feb-23	Bitmain Coupon Sale	257,400.00
8-Feb-23	Feb-23	Bitmain Coupon Sale	114.38
8-Feb-23	Feb-23	Bitmain Coupon Sale	1,815,000.00

Total			2,688,789.38

Core Scientific Operating Company

MOR-5: 2/1/2023 - 2/28/2023 Payments to Insiders

Name	Title	Date	Amount	Description
Mike Levitt	Chief Executive Officer	2/3/2023	$2,307.69	Base Salary
Mike Levitt	Chief Executive Officer	2/17/2023	$2,307.69	Base Salary
Mike Levitt	Chief Executive Officer	2/23/2023	$79.26	Expense Reimbursement
Mike Levitt	Chief Executive Officer	2/23/2023	$24.72	Expense Reimbursement
Mike Levitt	Chief Executive Officer	2/22/2023	$32.74	Expense Reimbursement
Mike Levitt	Chief Executive Officer	2/21/2023	$24.72	Expense Reimbursement
Mike Levitt	Chief Executive Officer	2/21/2023	$28.18	Expense Reimbursement
Denise Sterling	Executive Vice President, Chief Financial Officer	2/3/2023	$11,538.46	Base Salary
Denise Sterling	Executive Vice President, Chief Financial Officer	2/17/2023	$11,538.46	Base Salary
Denise Sterling	Executive Vice President, Chief Financial Officer	1/27/2023	$554.25	Expense Reimbursement¹
Denise Sterling	Executive Vice President, Chief Financial Officer	1/27/2023	$27.39	Expense Reimbursement
Darin Feinstein	Executive Vice President, Strategy	2/3/2023	$2,307.69	Base Salary
Darin Feinstein	Executive Vice President, Strategy	2/17/2023	$2,307.69	Base Salary
Darin Feinstein	Executive Vice President, Strategy	2/22/2023	$217.64	Expense Reimbursement
Darin Feinstein	Executive Vice President, Strategy	2/15/2023	$350.00	Expense Reimbursement
Darin Feinstein	Executive Vice President, Strategy	2/14/2023	$1,214.90	Expense Reimbursement
Darin Feinstein	Executive Vice President, Strategy	2/14/2023	$419.00	Expense Reimbursement
Darin Feinstein	Executive Vice President, Strategy	2/10/2023	$747.90	Expense Reimbursement
Darin Feinstein	Executive Vice President, Strategy	2/10/2023	$799.00	Expense Reimbursement
Darin Feinstein	Executive Vice President, Strategy	2/8/2023	$661.61	Expense Reimbursement
Darin Feinstein	Executive Vice President, Strategy	1/27/2023	$448.99	Expense Reimbursement
Todd DuChene	President and Chief Legal Officer	2/3/2023	$19,230.77	Base Salary
Todd DuChene	President and Chief Legal Officer	2/17/2023	$19,230.77	Base Salary
Todd DuChene	President and Chief Legal Officer	12/21/2022	$120.00	Expense Reimbursement

¹	Out of period expense reimbursements were incurred by employees in prior periods and reimbursed to the employee in the current period